UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): February 27, 2014

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida

(State or Other Jurisdiction

of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 27, 2014, Chico’s FAS, Inc. (the “Company”) issued a press release announcing its fourth quarter and year end earnings for the period ended February 1, 2014. A copy of the release issued on February 27, 2014 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events

On February 27, 2014, the Company issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.075 per share. A copy of the release issued on February 27, 2014 is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated February 27, 2014

Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated February 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: February 27, 2014	By:
/s/ Pamela K Knous

Pamela K Knous, Executive Vice President — Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated February 27, 2014

Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated February 27, 2014